SHORT-TERM BANK CREDIT	12 Months Ended
Dec. 31, 2011
Short Term Bank Credit Disclosure [Abstract]
Short Term Bank Credit Disclosure [Text Block]

NOTE 7:- SHORT-TERM BANK CREDIT

	Weighted Average Interest Rate as of December 31, 2011	December 31,
Currency	%	2010	2011
U.S. $	11.50	$150	$—
NIS	7.82	$138	$115

		$288	$115

The Company has credit facilities with Bank Hapoalim (the “Bank”) that enable it to borrow funds under a revolving line of credit. The line of credit denominated in NIS currency accrues interest on the daily outstanding balance at the prime rate plus 3.3% per annum. During 2010 and 2011 the Company utilized a short-term credit denominated in US dollars, which accrued interest at a fixed rate of 11.5%.

On December 18, 2011 the Bank agreed to convert the short term credit in the amount of $360 and a long-term loan in the amount of $100 to a long-term loan in the amount of $460, payable in 11 monthly payments starting February 6, 2013 (see Note 9).

The Company’s bank covenants, as part of its overall bank financing arrangement, require that on a quarterly basis (i) the Company’s shareholders’ equity shall be at least the higher of (a) 13% of its total assets, or (b) $ 1,500, and (ii) its cash balance shall not be less than $500.

On July 15, 2010 the Company received from the Bank a waiver of the bank covenants for the remainder of 2010 and for the first quarter of 2011. In connection with the waiver the Company paid fees of $15 to the Bank.

On July 10, 2011 the Company received from the Bank a waiver of the bank covenants for the remaining quarters of 2011 and for the first quarter of 2012. In connection with the waiver the Company paid fees of $15 to the bank.

The Company’s debt to the Bank is secured in favor of the Bank by a floating charge on all of the Company’s assets and by a personal guarantee of Samuel HaCohen, the Company’s Chairman of the Board of Directors.